                                                                    EXHIBIT 10.1


                       WACKENHUT CORRECTIONS CORPORATION
                              RETIREMENT AGREEMENT

         This Retirement Agreement is entered into by and between WACKENHUT CORRECTIONS CORPORATION, a Florida corporation ("Company"), and GEORGE C. ZOLEY ("Executive").

         WHEREAS, the Executive was a participant in the Wackenhut Corrections Corporation's Senior Officer Retirement Plan (the "Former Plan"); and

         WHEREAS, Executive has agreed to terminate his participation in the Former Plan; and

         WHEREAS, the Company desires to provide Executive with certain retirement benefits, as set forth in this Agreement.

         NOW THEREFORE, it is agreed as follows:

1.  Employment

    Company currently employs Executive as Vice Chairman and Chief Executive Officer and may employ Executive in such other positions as may be determined from time to time by the Board of Directors of Company and at such rate of compensation as may be so determined. Executive will devote his full energy, skill and best efforts to the affairs of Company on a full-time basis. It is contemplated that such employment will continue until February 7, 2010 (the "Retirement Date"), but nevertheless either Company or Executive may terminate Executive's employment at any time and for any reason upon ten (10) days written notice to the other.

2.  Retirement

    In the event Executive's employment continues until his Retirement Date, upon retirement, and commencing with the first month after Executive actually retires, Company will pay Executive $20,933.33 monthly for three hundred (300) months.

3.  Termination of Employment

    If Executive terminates his employment with the Company for reason other than death, or if Company terminates Executive's employment prior to Executive's Retirement for reason other than death, Company will pay Executive monthly, commencing with the first month after Executive's Retirement Date and continuing for three hundred (300) months, the amount specified in Section 2 above.

4.  Death

If Executive dies before his Retirement Date and before termination of his employment with the Company, the Company shall pay Executive's named beneficiary (designated as provided in Section 6 of this Agreement and hereinafter referred to as "Beneficiary") a monthly amount of $10,416.66 commencing with the first month following death and continuing for one hundred fifty (150) months thereafter. In the case of the death of Executive after termination of employment with Company, but before his Retirement Date, the Company shall pay to Beneficiary $10,416.66 commencing with the first month following death and continuing for one hundred fifty (150) months thereafter. If Executive dies within three hundred (300) months following his Retirement Date and while receiving payments hereunder, the Company shall pay Beneficiary the payments that would have been made to Executive had he lived for the balance of said three hundred (300) month period.

5.  Change in Control

Upon the occurrence of a "Change in Control" (as defined in the Executive Severance Agreement between the Executive and Company, dated May 4, 2001), the Executive's Retirement Date shall automatically be changed for all purposes to the date which is five years prior to the date specified in Section 1 hereof. In addition, within ten (10) days following the date the Executive's employment with the Company is terminated following a Change in Control, the Company shall pay to the Executive or if the Executive dies to the Beneficiary or Beneficiaries, the present value of all deferred compensation provided for pursuant to this Agreement that would have been paid if the Executive remained employed with the Company through the Retirement Date. The present value shall be calculated (i) using a discount rate equal to the lower of the rate provided in Internal Revenue Code Section 28OG(d)(4), or six and one half percent (6-1/2%), and (ii) without regard to any mortality factor or related probabilities.

6.  Small Amounts

In the event the amount of any monthly payments provided herein shall be less than Twenty ($20) Dollars, the Company in its sole discretion may in lieu thereof pay the commuted value of such payments (calculated on the basis of the interest rate and mortality assumptions being used by The Northwestern Mutual Life Insurance Company of Milwaukee, Wisconsin, to calculate immediate annuity rates on the date of this Agreement) to the person entitled to such payments.

7.  Beneficiary

The Beneficiary (or Beneficiaries) of any payments to be made after Executive's death, shall be as designated by Executive and shown on Exhibit A attached hereto or such other person or pawns as Executive shall designate in writing to the Company. If Executive has made no effective designation of Beneficiaries, any such payments shall be made to Executive's estate.

8.       Restrictions and Non-Competition

         Executive shall not at any time, either directly or indirectly, accept employment with, render service, assistance or advice to, own, manage, operate, control or participate in the ownership, or allow his name to be used by any competitor of the Company unless approved by the Board of Directors of the Company. Determination by the Board of Directors of the Company that Executive has engaged in any such activity shall be binding and conclusive on all parties, and in addition to all other rights and remedies which Company shall have, neither Executive nor Beneficiary shall be entitled to any payments hereunder. In the event of a "Change in Control", the provisions of this Section 8 shall no longer apply.

9.       Insurance

         If Company shall elect to purchase a life insurance contract to provide Company with funds to make payments hereunder, Company shall at all times be the sole and complete owner and beneficiary of such contract, and shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without knowledge or consent of Executive of Beneficiary or any other person, it being expressly agreed that neither Executive nor Beneficiary nor any other person shall have any right, title or interest whatsoever in or to any such contract.

10.      Source of Payments

         Executive, Beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of Company set forth herein, and nothing in this Agreement shall be construed to give Executive, Beneficiary or any other person or persons any right title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by Company or in which it may have any right, title or interest now or in the future, but Executive shall have the right to enforce his claim against Company in the same manner as any unsecured creditor.

11.      Amendment

         This Agreement may be amended at any time or from time to time by written agreement of the parties.

12.      Assignment

         Neither Executive, nor Beneficiary, not any other person entitled to payments hereunder shall have power to transfer, assign, anticipate, mortgage or otherwise encumber in advance any of such payments, nor shall such payments be subject to seizure for the payment of public or private debts, judgments, alimony or separate maintenance, or be transferable by operation of law in event of bankruptcy, insolvency or otherwise.

13.      Waiver of Benefits under Former Plan

         As consideration for this Agreement, Executive waives all benefits available under the Former Plan and waives all claims, however arising, which he now has or hereafter may be entitled to claim against the Company or its affiliates under the Former Plan, and the Company's respective predecessors, successors, assigns, owners, any affiliated or related corporations or entities, arising from or in connection with or otherwise resulting from any matter, event, state of facts, claim, contention or cause whatsoever, occurring or existing from the beginning of time, in connection with or relating to the Former Plan.

14.      Binding Effect

         This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The Company agrees it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall be expressly assumed by its successors.

         IN WITNESS WHEREOF, this Agreement shall be effective the 4th day of May, 2001.



             (Executive)                               (Company)

                                          WACKENHUT CORRECTIONS
                                          CORPORATION



 /s/ George C. Zoley                      By: /s/ George R. Wackenhut
------------------------------------         ----------------------------------
George C. Zoley                                        George R. Wackenhut
Vice Chairman and Chief Executive
    Officer                               Attest:  /s/
                                                 ------------------------------


                                                               (CORPORATE SEAL)

                       WACKENHUT CORRECTIONS CORPORATION
                              RETIREMENT AGREEMENT

         This Retirement Agreement is entered into by and between WACKENHUT CORRECTIONS CORPORATION, a Florida corporation ("Company"), and WAYNE H. CALABRESE ("Executive").

         WHEREAS, the Executive was a participant in the Wackenhut Corrections Corporation's Senior Officer Retirement Plan (the "Former Plan"); and

         WHEREAS, Executive has agreed to terminate his participation in the Former Plan; and

         WHEREAS, the Company desires to provide Executive with certain retirement benefits, as set forth in this Agreement.

         NOW THEREFORE, it is agreed as follows:

1.  Employment

    Company currently employs Executive as President and Chief Operating Officer and may employ Executive in such other positions as may be determined from time to time by the Board of Directors of Company and at such rate of compensation as may be so determined. Executive will devote his full energy, skill and best efforts to the affairs of Company on a full-time basis. It is contemplated that such employment will continue until November 5, 2010 (the "Retirement Date"), but nevertheless either Company or Executive may terminate Executive's employment at any time and for any reason upon ten
    (10) days written notice to the other.

2.  Retirement

    In the event Executive's employment continues until his Retirement Date, upon retirement, and commencing with the first month after Executive actually retires, Company will pay Executive $16,666.66 monthly for three hundred (300) months.

3.  Termination of Employment

    If Executive terminates his employment with the Company for reason other than death, or if Company terminates Executive's employment prior to Executive's Retirement for reason other than death, Company will pay Executive monthly, commencing with the first month after Executive's Retirement Date and continuing for three hundred (300) months, the amount specified in Section 2 above.

4.  Death

    If Executive dies before his Retirement Date and before termination of his employment with the Company, the Company shall pay Executive's named beneficiary (designated as provided in Section 6 of this Agreement and hereinafter referred to as "Beneficiary") a monthly amount of $8,333.33 commencing with the first month following death and continuing for one hundred fifty (150) months thereafter. In the case of the death of Executive after termination of employment with Company, but before his Retirement Date, the Company shall pay to Beneficiary $8,333.33 commencing with the first month following death and continuing for one hundred fifty (150) months thereafter. If Executive dies within three hundred (300) months following his Retirement Date and while receiving payments hereunder, the Company shall pay Beneficiary the payments that would have been made to Executive had he lived for the balance of said three hundred (300) month period.

5.  Change in Control

    Upon the occurrence of a "Change in Control" (as defined in the Executive Severance Agreement between the Executive and Company, dated May 4, 2001), the Executive's Retirement Date shall automatically be changed for all purpose to the date which is five years prior to the date specified in
    Section 1 hereof. In addition, within ten (10) days following the date the Executive's employment with the Company is terminated following a Change in Control, the Company shall pay to the Executive or if the Executive dies to the Beneficiary or Beneficiaries, the present value of all deferred compensation provided for pursuant to this Agreement that would have been paid if the Executive remained employed with the Company through the Retirement Date. The present value shall be calculated (i) using a discount rate equal to the lower of the rate provided in Internal Revenue Code
    Section 28OG(d)(4), or six and one half percent (6-1/2%), and (ii) without regard to any mortality factor or related probabilities.

6.  Small Amounts

    In the event the amount of any monthly payments provided herein shall be less than Twenty ($20) Dollars, the Company in its sole discretion may in lieu thereof pay the commuted value of such payments (calculated on the basis of the interest rate and mortality assumptions being used by The Northwestern Mutual Life Insurance Company of Milwaukee, Wisconsin, to calculate immediate annuity rates on the date of this Agreement) to the person entitled to such payments.

7.  Beneficiary

    The Beneficiary (or Beneficiaries) of any payments to be made after Executive's death, shall be as designated by Executive and shown on Exhibit A attached hereto or such other person or persons as Executive shall designate in writing to the Company. If Executive has made no effective designation of Beneficiaries, any such payments shall be made to Executive's estate.

8.  Restrictions and Non-Competition

    Executive shall not at any time, either directly or indirectly, accept employment with, render service, assistance or advice to, own, manage, operate, control or participate in the ownership, or allow his name to be used by any competitor of the Company unless approved by the Board of Directors of the Company. Determination by the Board of Directors of the Company that Executive has engaged in any such activity shall be binding and conclusive on all parties, and in addition to all other rights and remedies which Company shall have, neither Executive nor Beneficiary shall be entitled to any payments hereunder. In the event of a "Change in Control", the provisions of this Section 8 shall no longer apply.

9.  Insurance

    If Company shall elect to purchase a life insurance contract to provide Company with funds to make payments hereunder, Company shall at all times be the sole and complete owner and beneficiary of such contract, and shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without knowledge or consent of Executive of Beneficiary or any other person, it being expressly agreed that neither Executive nor Beneficiary nor any other person shall have any right, title or interest whatsoever in or to any such contract.

10. Source of Payments

    Executive, Beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of Company set forth herein, and nothing in this Agreement shall be construed to give Executive, Beneficiary or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by Company or in which it may have any right, title or interest now or in the future, but Executive shall have the right to enforce his claim against Company in the same manner as any unsecured creditor.

11. Amendment

    This Agreement may be amended at any time or from time to time by written agreement of the parties.

12. Assignment

    Neither Executive, nor Beneficiary, nor any other person entitled to payments hereunder shall have power to transfer, assign, anticipate, mortgage or otherwise encumber in advance any of such payments, nor shall such payments be subject to seizure for the payment of public or private debts, judgments, alimony or separate maintenance, or be transferable by operation of law in event of bankruptcy, insolvency or otherwise.

13. Waiver of Benefits under Former Plan

    As consideration for this Agreement, Executive waives all benefits available under the Former Plan and waives all claims, however arising, which he now has or hereafter may be entitled to claim against the Company or its affiliates under the Former Plan, and the Company's respective predecessors, successors, assigns, owners, any affiliated or related corporations or entities, arising from or in connection with or otherwise resulting from any matter, event, state of facts, claim, contention or cause whatsoever, occurring or existing from the beginning of time, in connection with or relating to the Former Plan.

14. Binding Effect

    This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The Company agrees it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall be expressly assumed by its successors.

         IN WITNESS WHEREOF, this Agreement shall be effective the 4th day of May, 2001.


         (Executive)                                  (Company)

                                            WACKENHUT CORRECTIONS
                                            CORPORATION


 /S/ Wayne H. Calabrese                    By: /S/ George R. Wackenhut
--------------------------------------        ----------------------------------
Wayne H. Calabrese                            George R. Wackenhut
President and Chief Operating Officer

                                           Attest:
                                                  ------------------------------

                                                         (CORPORATE SEAL)

                       WACKENHUT CORRECTIONS CORPORATION
                              RETIREMENT AGREEMENT

         This Retirement Agreement is entered into by and between WACKENHUT CORRECTIONS CORPORATION, a Florida corporation ("Company"), and JOHN O'ROURKE ("Executive").

         WHEREAS, the Executive was a participant in the Wackenhut Corrections Corporation's Senior Officer Retirement Plan (the "Former Plan"); and

         WHEREAS, Executive has agreed to terminate his participation in the Former Plan; and

         WHEREAS, the Company desires to provide Executive with certain retirement benefits, as set forth in this Agreement.

         NOW THEREFORE, it is agreed as follows:

1.       Employment

         Company currently employs Executive as Chief Financial Officer and Treasurer and may employ Executive in such other positions as may be determined from time to time by the Board of Directors of Company and at such rate of compensation as may be so determined. Executive will devote his full energy, skill and best efforts to the affairs of Company on a full-time basis. It is contemplated that such employment will continue until August 1, 2010 (the "Retirement Date"), but nevertheless either Company or Executive may terminate Executive's employment at any time and for any reason upon ten (10) days written notice to the other.

2.       Retirement

         In the event Executive's employment continues until his Retirement Date, upon retirement, and commencing with the first month after Executive actually retires, Company will pay Executive $12,500.00 monthly for three hundred (300) months.

3.       Termination of Employment

         If Executive terminates his employment with the Company for reason other than death, or if Company terminates Executive's employment prior to Executive's Retirement for reason other than death, Company will pay Executive monthly, commencing with the first month after Executive's Retirement Date and continuing for three hundred (300) months, the amount specified in Section 2 above.

4.       Death

         If Executive dies before his Retirement date and before termination of his employment with the Company, the Company shall pay Executives's named beneficiary (designated as provided in Section 6 of this Agreement and hereinafter referred to as "Beneficiary") a monthly amount of $6,250.00 commencing with the first month following death and continuing for one hundred fifty (150) months thereafter. In the case of the death of Executive after termination of employment with Company, but before his Retirement Date, the Company shall pay to Beneficiary $6,250.00 commencing with the first month following death and continuing for one hundred fifty (150) months thereafter. If Executive dies within three hundred (300) months following his Retirement Date and while receiving payments hereunder, the Company shall pay Beneficiary the payments that would have been made to Executive had he lived for the balance of said three hundred (300) month period.

5.       Change in Control

         Upon the occurrence of a "Change in Control" (as defined in the Executive Severance Agreement between the Executive and Company, dated May 4, 2001), the Executive's Retirement Date shall automatically be changed for all purposes to the date which is five years prior to the date specified in Section 1 hereof. In addition, within ten (10) days following the date the Executive's employment with the Company is terminated following a Change in Control, the Company shall pay to Executive or if the Executive dies to the Beneficiary or Beneficiaries, the present value of all deferred compensation provided for pursuant to this Agreement that would have been paid if the Executive remained employed with the Company through the Retirement Date. The present value shall be calculated (i) using a discount rate equal to the lower of the rate provided in Internal Revenue Code Section 280G(d)(4), or six and one half percent (6-1/2%), and (ii) without regard to any mortality factor or related probabilities.

6.       Small Amounts

         In the event the amount of any monthly payments provided herein shall be less than Twenty ($20) Dollars, the Company in its sole discretion may in lieu thereof pay the commuted value of such payments (calculated on the basis of the interest rate and mortality assumptions being used by The Northwestern Mutual Life Insurance Company of Milwaukee, Wisconsin, to calculate immediate annuity rates on the date of this Agreement) to the person entitled to such payments.

7.       Beneficiary

         The Beneficiary (or Beneficiaries) of any payments to be made after Executive's death, shall be as designated by Executive and shown on Exhibit A attached hereto or such other person or persons as Executive shall designate in writing to the Company. If Executive has made no effective designation of Beneficiaries, any such payments shall be made to Executive's estate.

8.       Restrictions and Non-Competition

         Executive shall not at any time, either directly or indirectly, accept employment with, render service, assistance or advice to, own, manage, operate, control or participate in the ownership, or allow his name to be used by any competitor of the Company unless approved by the Board of Directors of the Company. Determination by the Board of Directors of the Company that Executive has engaged in any such activity shall be binding and conclusive on all parties, and in addition to all other rights and remedies which Company shall have, neither Executive nor Beneficiary shall be entitled to any payments hereunder. In the event of a "Change in Control", the provisions of this Section 8 shall no longer apply.

9.       Insurance

         If Company shall elect to purchase a life insurance contract to provide Company with funds to make payments hereunder, Company shall at all times be the sole and complete owner and beneficiary of such contract and shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without knowledge or consent of Executive of Beneficiary or any other person, it being expressly agreed that neither Executive nor Beneficiary nor any other person shall have any right, title or interest whatsoever in or to any such contract.

10.      Source of Payments

         Executive, Beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of Company set forth herein and nothing in this Agreement shall be construed to give Executive, Beneficiary or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by Company or in which it may have any right, title or interest now or in the future, but Executive shall have the right to enforce his claim against Company in the same manner as any unsecured creditor.

11.      Amendment

         This Agreement may be amended at any time or from time to time by written agreement of the parties.

12.      Assignment

         Neither Executive, nor Beneficiary, nor any other person entitled to payments hereunder shall have power to transfer, assign, anticipate, mortgage or otherwise encumber in advance any of such payments, nor shall such payments be subject to seizure for the payment of public or private debts, judgments, alimony or separate maintenance, or be transferable by operation of law in event of bankruptcy, insolvency or otherwise.

13.      Waiver of Benefits under Former Plan

         As consideration for this Agreement, Executive waives all benefits available under the Former Plan and waives all claims, however arising, which he now has or hereafter may be entitled to claim against the Company or its affiliates under the Former Plan, and the Company's respective predecessors, successors, assigns, owners, any affiliated or related corporations or entities, arising from or in connection with or otherwise resulting from any matter, event, state of facts, claim, contention or cause whatsoever, occurring or existing from the beginning of time, in connection with or relating to the Former Plan.

14.      Binding Effect

         This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The Company agrees it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall be expressly assumed by its successors.

         IN WITNESS WHEREOF, this Agreement shall be effective the 4th day of May, 2001.


         (Executive)                                  (Company)

                                            WACKENHUT CORRECTIONS
                                            CORPORATION


 /S/ John G. O'Rourke                      By: /S/ George R. Wackenhut
--------------------------------------        ----------------------------------
John G. O'Rourke                              George R. Wackenhut
Chief Financial Officer and Treasurer

                                           Attest:
                                                  ------------------------------

                                                         (CORPORATE SEAL)